UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  December 31, 2007

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Utilities HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15963 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Effective November 26, 2007, due to the 2 for 1 stock split of Dominion Resources, Inc. (NYSE ticker “D”), deposits of Dominion Resources, Inc. Common Stock for creation of Utilities HOLDRS Trust increased to 22 “D” (instead of 11 “D”) per round lot of 100 Utilities HOLDRS Trust.

Effective February 8, 2008, deposits of Public Service Enterprise Group Incorporated (NYSE ticker “PEG”) for creation of Utilities HOLDRS Trust will increase to 20 “PEG” (instead of 10 “PEG”) per round lot of 100 Utilities HOLDRS Trust due to the 2 for 1 stock split of Public Service Enterprise Group Incorporated.

Item 9.01.	Financial Statements and Exhibits

(c)           Exhibits

99.1	Utilities HOLDRS Trust Prospectus Supplement dated December 31, 2007 to Prospectus dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: February 12, 2008	By:	/s/ Satyanarayan R. Chada
	Name:	Satyanarayan R. Chada
	Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Utilities HOLDRS Trust Prospectus Supplement dated December 31, 2007 to Prospectus dated August 15, 2007.